Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, John Walker, the Chief Executive Officer of Zosano Pharma Corporation (the “Company”), and Gregory Kitchener, the Chief Financial Officer of the Company, hereby certify that, to their knowledge:
1.    The Quarterly Report on Form 10-Q for the period ended June 30, 2019 of the Company (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2019	By:	/s/ John Walker
John Walker
Chief Executive Officer
(Principal Executive Officer)

Date: August 14, 2019	By:	/s/ Gregory Kitchener
Gregory Kitchener
Chief Financial Officer
(Principal Financial and Accounting Officer)